UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
       ------------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       ------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       ------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2016
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                             INTERMEDIATE DURATION
                               PREFERRED & INCOME
                                      FUND
                                     (FPF)



                               SEMI-ANNUAL REPORT

                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2016



 FIRST TRUST
 STONEBRIDGE
-------------
ADVISORS LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   4
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statements of Changes in Net Assets.........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Additional Information......................................................  24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Intermediate Duration Preferred & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
APRIL 30, 2016 (UNAUDITED)

-------------------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                           FPF
Common Share Price                                                       $23.02
Common Share Net Asset Value ("NAV")                                     $22.95
Premium (Discount) to NAV                                                  0.31%
Net Assets Applicable to Common Shares                           $1,393,122,561
Current Monthly Distribution per Common Share (1)                       $0.1625
Current Annualized Distribution per Common Share                        $1.9500
Current Distribution Rate on Closing Common Share Price (2)                8.47%
Current Distribution Rate on NAV (2)                                       8.50%
-------------------------------------------------------------------------------


------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
            NAV                  Common Share Price
4/15       22.99                       24.43
           22.94                       24.28
           22.44                       24.25
           22.58                       24.29
           22.47                       24.33
5/15       22.68                       24.33
           22.26                       24.13
           21.84                       24.07
           22.01                       23.98
6/15       21.50                       24.08
           21.38                       23.88
           21.52                       23.86
           21.88                       24.05
           21.77                       24.04
7/15       21.60                       24.05
           21.44                       23.86
           21.62                       23.85
           21.67                       23.70
8/15       21.66                       23.70
           21.64                       23.52
           21.62                       23.55
           21.96                       23.55
9/15       21.63                       23.53
           21.18                       23.18
           21.58                       23.36
           21.78                       23.44
           21.72                       23.61
10/15      21.95                       23.69
           21.88                       23.60
           21.58                       23.62
           21.58                       23.69
11/15      21.67                       23.73
           21.69                       23.50
           21.36                       23.33
           21.18                       23.31
           21.21                       23.39
12/15      21.27                       23.48
           21.42                       23.35
           21.29                       23.07
           21.75                       22.97
1/16       21.83                       23.01
           21.49                       22.52
           20.34                       21.58
           21.04                       22.07
2/16       21.51                       22.16
           21.54                       22.22
           21.68                       22.47
           22.04                       22.55
3/16       21.79                       22.58
           22.37                       22.49
           22.44                       22.53
           22.40                       22.69
           22.53                       22.91
4/16       23.02                       22.95


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual Total Returns
                                                         6 Months Ended    1 Year Ended        Inception (5/23/13)
                                                            4/30/16          4/30/16                to 4/30/16
FUND PERFORMANCE (3)
NAV                                                          1.35%             2.72%                  7.39%
Market Value                                                 9.71%             9.49%                  5.84%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate
   Preferred Securities Index                                3.69%             6.69%                  5.65%
BofA Merrill Lynch U.S. Capital
   Securities Index                                          1.71%            -0.19%                  4.24%
Blended Index(4)                                             2.70%             3.21%                  4.96%
-----------------------------------------------------------------------------------------------------------------------


(1) Most recent distribution paid or declared through 4/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/16. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended index consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the in the Fund's portfolio. The Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an Index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE" (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               45.7%
Insurance                                           27.1
Food Products                                        4.7
Capital Markets                                      3.8
Electric Utilities                                   3.6
Diversified Telecommunication Services               3.6
Real Estate Investment Trusts                        2.5
Diversified Financial Services                       2.2
Independent Power Producers and Renewable
   Electricity Producers                             1.2
Consumer Finance                                     1.2
Oil, Gas & Consumable Fuels                          1.0
Industrial Conglomerates                             0.8
IT Services                                          0.7
Multi-Utilities                                      0.7
Metals & Mining                                      0.5
Wireless Telecommunication Services                  0.3
Thrifts & Mortgage Finance                           0.3
Energy Equipment & Services                          0.1
------------------------------------------------------------
                                    Total          100.0%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                             2.2%
Fuerstenberg Capital International Sarl & Cie SECS   2.2
Enel SpA                                             2.0
Cooperatieve Rabobank UA                             1.9
Credit Agricole S.A.                                 1.8
Banco Bilbao Vizcaya Argentaria S.A.                 1.8
American International Group, Inc.                   1.6
Friends Life Holdings PLC                            1.5
Farm Credit Bank of Texas                            1.5
Aviva PLC                                            1.5
------------------------------------------------------------
                                    Total           18.0%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
CREDIT QUALITY (5)                               INVESTMENTS
------------------------------------------------------------
AA-                                                  0.8%
A                                                    0.1
A-                                                   4.1
BBB+                                                12.7
BBB                                                 17.9
BBB-                                                24.2
BB+                                                 17.1
BB                                                   9.5
BB-                                                  7.3
B+                                                   1.7
B-                                                   0.7
NR                                                   3.9
------------------------------------------------------------
                                    Total          100.0%
                                                  ========

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE ADVISORS LLC ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER DANIELLE SALTERS, CFA - PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY

MARKET RECAP

The preferred and hybrid securities markets experienced positive performance during the six months ended April 30, 2016. This performance was primarily due to the persistently accommodative policy amongst central banks around the world, particularly in Europe, Japan, and the United States. As global interest rates remain near historic lows, the demand for income-producing asset classes such as preferred and hybrid securities has been very strong, especially in the retail $25 par securities market. The retail preferred securities market, as measured by The BofA Merrill Lynch Fixed Rate Preferred Securities Index, P0P1, earned a total return of 3.69% during the six month period, while the institutional market, as measured by the BofA Merrill Lynch U.S. Capital Securities Index, C0CS, earned 1.71%. This performance was accomplished despite market volatility in January and February that caused credit spread widening in all risk assets. However, improving economic growth and receding fears regarding bank and credit markets allowed the period to end on a high note.

After raising short-term interest rates in December and signaling an intent to raise rates several more times in 2016, the U.S. Federal Reserve ("Fed") shifted gears substantially in early 2016, following increased macroeconomic instability in January and sharply weaker equity markets early in the first quarter. The Fed is now signaling a more dovish posture on rates and we believe the general market expects at most 1-2 rate hikes in 2016 depending mostly upon factors outside of the United States. The 10-year and 30-year Treasuries rallied during the period, with the 10-year Treasury yield ending the period 0.31% lower at 1.83% and the 30-year Treasury yield 0.24% lower at 2.68%. Also, the European Central Bank ("ECB") ramped up its own quantitative easing program during the period as it announced an expansion of its bond buying program and introduced negative interest rates. The low interest rate environment domestically and abroad has fueled strong demand in the preferred and hybrid market. New deals, particularly in the $25 par retail market, have been met with strong demand from long-term investors in search of yield and attractive structures, many of which offered a component of rate protection such as floating back-end spreads. Overall, we believe central banks will remain the focus of investors. However, we believe an improving U.S. economy, stable to improving credit fundamentals, and limited new supply should continue to be supportive of the preferred and hybrid securities markets.

PERFORMANCE ANALYSIS

For the six-month period ending April 30, 2016, the total return on FPF's market price ("MP") was 9.71% and the total return on net asset value ("NAV") was 1.35%. The MP return outpaced that of the blended index, a 50% weighting in both P0P1 and C0CS, which had a total return for the period of 2.70%. Much of this outperformance is due to the discount to NAV declining during the period.

The NAV underperformance was largely due to our conservative duration stance. The effective duration on the portfolio as of April 30, 2016 was 3.94 years without leverage and 5.75 years with leverage, while the blended index's duration was 4.78 years. The Fund's relatively low duration is due to a combination of a continued overweight in variable rate securities and other lower duration securities, along with a hedge executed in January 2015 to fix approximately 25% of the leverage for 10 years. This conservative strategy hindered the Fund's relative performance during the period, as longer duration securities continue to be the best performers and the U. S. Treasuries rally hurt the swap.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

Offsetting some of the relative underperformance of the Fund was its superior security selection within U.S. and European issuers and Dividend Received Deduction ("DRD") eligible securities. However, the Fund's 12.54% average allocation to contingent capital securities (CoCos) underperformed during the period as well.

MARKET AND FUND OUTLOOK

With recent economic data in the U.S. showing modest strength and low inflation while the rest of the world continues to show weak growth, we expect that interest rates in the U.S. will remain historically low despite several very gradual and tepid moves by the Fed to increase front-end rates. Since its December 2015 increase in the Fed Funds rate by 0.25%, the Fed has increasingly tempered its timetable for interest rate increases which is now dependent upon factors outside of the U.S. where rates are generally much lower. Also, market and credit risk has increased in other fixed-income sectors such as energy, commodities, and emerging markets debt. In contrast to those sectors, we believe credit fundamentals in the financial sector should continue to support the preferred and hybrid securities market over the next year. In this environment, we continue to see attractive yields on preferred and hybrid securities relative to other parts of the fixed-income market.

Volatility in preferred and hybrid securities in the first part of 2016 was due mostly to bank equity profitability concerns and regulatory uncertainty surrounding European CoCo structures and coupon risk. However, in our opinion, the relatively brief sell-off in February is likely to result in a change to those regulations and reduce uncertainty which should prove supportive to hybrid investors. We expect that most banks and insurance companies will continue to strengthen their capital ratios and reduce balance sheet risk in 2016.

Although current market conditions are favorable for preferred and hybrid securities, we have chosen to take a conservative stance as it relates to potential interest rate risk by increasing exposure to less interest rate sensitive securities. We currently favor structures with good rate protection and high current yields, such as 10-year non-call fixed-to-floats with high reset rates. Fixed-rate securities with high current yields, which we believe the issuer could refinance at a substantially lower cost of capital and that have attractive yield-to-calls (varies depending on the call date), are also attractive. We also like legacy tier 1 capital securities issued by banks that are likely to be called in the next few years that are trading at discounts or have attractive yields. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the blended index, particularly if we can do so while earning income comparable to the blended index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY         VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES   31.5%
                  Banks   11.1%
         100,000  Banc Of California, Inc., Series E.................      7.00%         (a)       $    2,588,000
         702,419  Citigroup Capital XIII (b) (c).....................      7.01%       10/30/40        18,368,257
         290,000  Citigroup, Inc., Series K (d)......................      6.88%         (a)            8,001,100
         220,000  Citigroup, Inc., Series S (b)......................      6.30%         (a)            5,689,200
         400,000  Fifth Third Bancorp, Series I (b) (d)..............      6.63%         (a)           11,720,000
         288,573  First Niagara Financial Group, Inc.,
                     Series B (b) (d)................................      8.63%         (a)            7,725,099
         272,988  FNB Corp. (b) (d)..................................      7.25%         (a)            8,001,278
         899,200  GMAC Capital Trust I, Series 2 (b) (c).............      6.41%       02/15/40        22,542,944
         196,862  HSBC USA, Inc., Series H (b).......................      6.50%         (a)            5,124,318
          80,000  Huntington Bancshares Inc., Series D...............      6.25%         (a)            2,106,400
         226,235  ING Groep N.V. (b).................................      6.20%         (a)            5,832,338
         500,000  ING Groep N.V. (b).................................      6.38%         (a)           12,990,000
         250,000  JPMorgan Chase & Co., Series W (b).................      6.30%         (a)            6,587,500
         198,230  MB Financial, Inc., Series A (b) (e)...............      8.00%         (a)            5,322,475
         287,914  Royal Bank Of Scotland Group PlC, Series R (b).....      6.13%         (a)            7,088,443
         424,591  Royal Bank Of Scotland Group PLC, Series S (b).....      6.60%         (a)           10,669,972
          49,050  Synovus Financial Corp., Series C (d)..............      7.88%         (a)            1,395,473
          60,779  Texas Capital Bancshares, Inc., Series A...........      6.50%         (a)            1,444,717
         129,641  Valley National Bancorp, Series A (b) (d)..........      6.25%         (a)            3,629,948
         100,000  Wells Fargo & Co., Series W........................      5.70%         (a)            2,567,000
         122,521  Wintrust Financial Corp., Series D (b) (d).........      6.50%         (a)            3,398,733
          67,992  Zions Bancorporation, Series G (b) (d).............      6.30%         (a)            1,824,225
                                                                                                   --------------
                                                                                                      154,617,420
                                                                                                   --------------
                  Capital Markets   3.4%
         150,000  Apollo Investment Corp. (b)........................      6.88%       07/15/43         3,913,500
          50,000  Charles Schwab Corp., Series C.....................      6.00%         (a)            1,348,000
         100,000  Charles Schwab Corp., Series D.....................      5.95%         (a)            2,597,000
         145,631  Goldman Sachs Group, Inc., Series K (d)............      6.38%         (a)            4,077,668
         130,400  Goldman Sachs Group, Inc., Series N................      6.30%         (a)            3,396,920
         307,974  Morgan Stanley, Series E (b) (d)...................      7.13%         (a)            8,854,252
         461,249  Morgan Stanley, Series F (b) (d)...................      6.88%         (a)           12,656,673
         200,000  Morgan Stanley, Series I (b) (d)...................      6.38%         (a)            5,304,000
         200,000  State Street Corp., Series G (d)...................      5.35%         (a)            5,258,000
                                                                                                   --------------
                                                                                                       47,406,013
                                                                                                   --------------
                  Consumer Finance   1.1%
           5,100  Ally Financial, Inc., Series A (d).................      8.50%         (a)              127,398
         200,000  Capital One Financial Corp., Series C (b)..........      6.25%         (a)            5,296,000
         341,302  Capital One Financial Corp., Series D (b)..........      6.70%         (a)            9,365,327
                                                                                                   --------------
                                                                                                       14,788,725
                                                                                                   --------------
                  Diversified Financial Services   1.8%
          40,000  KKR Financial Holdings LLC.........................      8.38%       11/15/41         1,052,800
         391,656  KKR Financial Holdings LLC, Series A (b)...........      7.38%         (a)           10,241,804
          32,984  RBS Capital Funding Trust V, Series E..............      5.90%         (a)              804,810
          19,582  RBS Capital Funding Trust VI, Series F.............      6.25%         (a)              481,325
         504,065  RBS Capital Funding Trust VII, Series G (b)........      6.08%         (a)           12,374,796
                                                                                                   --------------
                                                                                                       24,955,535
                                                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY         VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (Continued)
                  Diversified Telecommunication Services   1.7%
         250,400  Qwest Corp. (b)....................................      7.38%       06/01/51    $    6,400,224
         251,594  Qwest Corp. (b)....................................      7.50%       09/15/51         6,468,481
         100,000  Qwest Corp.........................................      6.88%       10/01/54         2,555,000
         240,940  Qwest Corp. (b)....................................      6.63%       09/15/55         6,064,460
          97,724  Qwest Corp.........................................      7.00%       02/01/56         2,504,666
                                                                                                   --------------
                                                                                                       23,992,831
                                                                                                   --------------
                  Electric Utilities   0.4%
         200,000  SCE Trust V, Series K (b) (d)......................      5.45%         (a)            5,404,000
                                                                                                   --------------
                  Food Products   3.2%
         919,304  CHS, Inc., Series 2 (b) (d)........................      7.10%         (a)           25,501,493
         582,059  CHS, Inc., Series 3 (b) (d)........................      6.75%         (a)           15,540,975
         114,692  CHS, Inc., Series 4 (b)............................      7.50%         (a)            3,175,822
                                                                                                   --------------
                                                                                                       44,218,290
                                                                                                   --------------
                  Insurance   4.3%
             917  Allstate Corp., Series E...........................      6.63%         (a)               25,263
         164,318  Amtrust Financial Services, Inc....................      7.25%       06/15/55         4,075,086
         204,030  Amtrust Financial Services, Inc. (b)...............      7.50%       09/15/55         5,102,790
         328,607  Aspen Insurance Holdings Ltd. (b) (d)..............      5.95%         (a)            8,757,377
         203,483  Aspen Insurance Holdings Ltd. (b)..................      7.25%         (a)            5,378,056
         124,806  Axis Capital Holdings Ltd., Series C (b)...........      6.88%         (a)            3,291,134
         200,000  Endurance Specialty Holdings Ltd., Series B........      7.50%         (a)            5,090,000
         137,012  Endurance Specialty Holdings Ltd., Series C (b)....      6.35%         (a)            3,656,850
         146,640  Global Indemnity PLC (b)...........................      7.75%       08/15/45         3,519,360
          90,729  Maiden Holdings North America Ltd..................      8.25%       06/15/41         2,304,517
          98,326  PartnerRe Ltd., Series D (b).......................      6.50%         (a)            2,505,346
         322,179  PartnerRe Ltd., Series E (b).......................      7.25%         (a)            8,412,094
         181,405  Torchmark Corp. (b)................................      6.13%       06/15/56         4,634,898
         100,000  W.R. Berkley Corporation...........................      5.90%       03/01/56         2,557,000
                                                                                                   --------------
                                                                                                       59,309,771
                                                                                                   --------------
                  Internet & Software Services   1.0%
         535,030  eBay, Inc. (b).....................................      6.00%       02/01/56        13,750,271
                                                                                                   --------------
                  Multi-Utilities   0.9%
         502,571  Integrys Holding, Inc. (b) (d).....................      6.00%       08/01/73        13,113,987
                                                                                                   --------------
                  Real Estate Investment Trusts   2.1%
         194,302  Digital Realty Trust, Inc., Series E (b)...........      7.00%         (a)            4,978,017
         100,000  Digital Realty Trust, Inc., Series H...............      7.38%         (a)            2,780,000
         219,385  Dupont Fabros Technology, Inc., Series A (b).......      7.88%         (a)            5,543,859
          54,604  Equity Commonwealth, Series E......................      7.25%         (a)            1,365,100
         228,980  National Retail Properties, Inc., Series D (b).....      6.63%         (a)            6,003,856
          99,794  Taubman Centers, Inc., Series J (b)................      6.50%         (a)            2,679,469
         250,000  VEREIT, Inc., Series F (b).........................      6.70%         (a)            6,432,500
                                                                                                   --------------
                                                                                                       29,782,801
                                                                                                   --------------
                  Wireless Telecommunication Services   0.5%
         100,000  United States Cellular Corp. (b)...................      7.25%       12/01/63         2,609,000
         169,424  United States Cellular Corp. (b)...................      7.25%       12/01/64         4,320,312
                                                                                                   --------------
                                                                                                        6,929,312
                                                                                                   --------------
                  TOTAL $25 PAR PREFERRED SECURITIES............................................      438,268,956
                  (Cost $424,611,573)                                                              --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY         VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$50 PAR PREFERRED SECURITIES   0.1%
                  Consumer Finance   0.1%
          38,765  SLM Corp., Series A (b)............................      6.97%         (a)       $    1,831,646
                  (Cost $1,903,672)                                                                --------------

$100 PAR PREFERRED SECURITIES   4.1%
                  Banks   3.7%
          80,000  Agribank FCB (d) (e)...............................      6.88%         (a)            8,502,504
         179,000  Cobank ACB, Series F (b) (d).......................      6.25%         (a)           18,425,812
          82,220  Cobank ACB, Series G (b)...........................      6.13%         (a)            7,780,068
          54,250  Cobank ACB, Series H (d)...........................      6.20%         (a)            5,425,000
         100,000  Farm Credit Bank Of Texas (b) (d) (e)..............      6.75%         (a)           10,790,630
                                                                                                   --------------
                                                                                                       50,924,014
                                                                                                   --------------
                  Consumer Finance   0.4%
         140,000  SLM Corp., Series B (c)............................      2.33%         (a)            6,160,000
                                                                                                   --------------
                  TOTAL $100 PAR PREFERRED SECURITIES...........................................       57,084,014
                  (Cost $55,867,346)                                                               --------------

$1,000 PAR PREFERRED SECURITIES   6.8%
                  Banks   3.0%
          12,000  Agstar Financial Services ACA (b) (d) (e) (f)......      6.75%         (a)           13,349,250
          23,859  Farm Credit Bank Of Texas, Series 1 (b) (e)........     10.00%         (a)           29,376,394
                                                                                                   --------------
                                                                                                       42,725,644
                                                                                                   --------------
                  Diversified Financial Services   0.3%
           4,000  Pitney Bowes International Holdings, Inc.,
                     Series F (b) (e) (f)............................      6.13%         (a)            4,061,250
                                                                                                   --------------
                  Diversified Telecommunication Services   1.4%
          16,000  Centaur Funding Corp. (e) (f)......................      9.08%       04/21/20        19,100,000
                                                                                                   --------------
                  Insurance   0.3%
           5,000  XLIT Ltd., Series D (c)............................      3.75%         (a)            4,031,250
                                                                                                   --------------
                  Real Estate Investment Trusts   1.3%
          15,364  Sovereign Real Estate Investment Trust (e) (f).....     12.00%         (a)           18,801,695
                                                                                                   --------------
                  Thrifts & Mortgage Finance   0.5%
           5,000  Flagstar Bancorp, Inc., Series C (e) (g)...........      9.00%         (a)            6,607,888
                                                                                                   --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.........................................       95,327,727
                  (Cost $96,671,500)                                                               --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES   98.3%
                  Banks   46.6%
$     33,200,000  Banco Bilbao Vizcaya Argentaria SA (b) (d) (i).....      9.00%         (a)       $   34,424,084
      18,000,000  Banco do Brasil S.A. (d) (h) (i)...................      9.00%         (a)           13,005,000
      18,000,000  Bank Of America Corp., Series DD (b) (d)...........      6.30%         (a)           18,900,000
      23,000,000  Bank Of America Corp., Series Z (b) (d)............      6.50%         (a)           24,236,250
          40,000  Barclays Bank PLC (h)..............................     10.18%       06/12/21            50,950
      15,000,000  Barclays PLC (b) (d) (i)...........................      8.25%         (a)           15,090,705
       3,510,000  BBVA Global Finance Ltd............................      7.00%       12/01/25         3,867,041
      23,750,000  BNP Paribas (b) (d) (h) (i)........................      7.63%         (a)           24,343,750
       7,500,000  BPCE S.A. (b) (d) (h)..............................     12.50%         (a)            9,339,000
         800,000  Citigroup, Inc., Series E (d) (e)..................      8.40%         (a)              878,000
      25,000,000  Citigroup, Inc., Series R (b) (d)..................      6.13%         (a)           25,437,500
       9,000,000  Citigroup, Inc., Series T (b) (d)..................      6.25%         (a)            9,270,000
       7,500,000  Citizens Financial Group, Inc. (d) (h).............      5.50%         (a)            7,181,250
      25,000,000  CoBank ACB, Series I (b) (d).......................      6.25%         (a)           25,812,500
       4,000,000  Commerzbank AG (b).................................      8.13%       09/19/23         4,710,400
       2,000,000  Cooperatieve Rabobank UA (d) (i)...................      8.38%         (a)            2,027,502
      15,000,000  Cooperatieve Rabobank UA (b) (d) (i)...............      8.40%         (a)           15,826,875
      30,104,000  Cooperatieve Rabobank UA (b) (d) (h)...............     11.00%         (a)           36,802,140
       3,033,000  Countrywide Capital III, Series B..................      8.05%       06/15/27         3,732,398
      33,500,000  Credit Agricole S.A. (b) (d) (h) (i)...............      8.13%         (a)           34,704,090
       5,975,000  Credit Agricole S.A. (b) (d).......................      8.38%         (a)            6,796,562
      22,000,000  Credit Agricole S.A. (b) (d) (h)...................      8.38%         (a)           25,025,000
      25,000,000  Dresdner Funding Trust I (b) (h)...................      8.15%       06/30/31        29,047,000
      42,000,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (b) (d)....................................     10.25%         (a)           42,521,346
       1,464,000  HSBC Capital Funding L.P. (d)......................     10.18%         (a)            2,153,910
      15,000,000  Intesa Sanpaolo SpA (b) (d) (h) (i)................      7.70%         (a)           13,893,750
      15,000,000  JPMorgan Chase & Co., Series S (b) (d).............      6.75%         (a)           16,614,000
       7,000,000  KBC Bank N.V. (d) (i)..............................      8.00%       01/25/23         7,622,125
      14,150,000  Lloyds Bank PLC (b) (d)............................     12.00%         (a)           18,731,062
      14,000,000  Lloyds Bank PLC (b) (d) (h)........................     12.00%         (a)           18,532,500
       5,000,000  Lloyds Banking Group PLC (d) (i)...................      7.50%         (a)            4,970,000
       5,575,000  Natixis S.A. (b) (d)...............................     10.00%         (a)            6,158,256
      23,264,000  Natixis S.A. (b) (d) (h)...........................     10.00%         (a)           25,697,880
      11,290,000  NIBC Bank N.V. (b).................................      7.63%         (a)           11,320,235
      10,000,000  Royal Bank Of Scotland Group PLC (b) (d) (i).......      7.50%         (a)            9,350,000
      19,700,000  Royal Bank Of Scotland Group PLC (b) (d)...........      7.65%         (a)           23,049,000
      20,000,000  Royal Bank Of Scotland Group PLC (b) (d) (i).......      8.00%         (a)           19,218,740
       9,500,000  Societe Generale S.A. (b) (d) (i)..................      8.25%         (a)            9,749,375
      12,000,000  Societe Generale S.A. (b) (d) (h) (i)..............      8.00%         (a)           11,910,000
      21,500,000  Wells Fargo & Co., Series K (b) (d)................      7.98%         (a)           22,386,875
       1,169,000  Zions Bancorporation (d)...........................      5.80%         (a)            1,119,318
      12,670,000  Zions Bancorporation, Series J (b) (d).............      7.20%         (a)           13,461,875
                                                                                                   --------------
                                                                                                      648,968,244
                                                                                                   --------------
                  Capital Markets   2.0%
       5,000,000  Aberdeen Asset Management (b)......................      7.00%         (a)            5,178,015
       4,150,000  Charles Schwab Corp. (b) (d).......................      7.00%         (a)            4,756,937
       2,500,000  Deutsche Bank Capital Trust IV (d) (e).............      4.59%         (a)            2,503,750
      15,000,000  UBS Group AG (b) (d) (i)...........................      7.13%         (a)           15,271,800
                                                                                                   --------------
                                                                                                       27,710,502
                                                                                                   --------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)
                  Diversified Financial Services   1.0%
$     18,418,000  Glen Meadow Pass-Through Trust (b) (d) (h).........      6.51%       02/12/67    $   13,537,230
                                                                                                   --------------
                  Diversified Telecommunication Services   1.9%
      24,150,000  Koninklijke KPN N.V. (b) (d) (h)...................      7.00%       03/28/73        25,867,065
       1,000,000  Koninklijke KPN N.V. (d)...........................      7.00%       03/28/73         1,071,100
                                                                                                   --------------
                                                                                                       26,938,165
                                                                                                   --------------
                  Electric Utilities   4.7%
      34,750,000  Enel SpA (b) (d) (h)...............................      8.75%       09/24/73        40,179,687
       3,000,000  Nextera Energy Capital Holdings, Inc.,
                     Series D (b) (d)................................      7.30%       09/01/67         2,827,500
      22,900,000  PPL Capital Funding, Inc., Series A (b) (d)........      6.70%       03/30/67        17,722,196
       4,179,000  Southern California Edison Co., Series E (b) (d)...      6.25%         (a)            4,584,363
                                                                                                   --------------
                                                                                                       65,313,746
                                                                                                   --------------
                  Energy Equipment & Services   0.1%
       2,500,000  Enterprise Products Operating LLC, Series A (d)....      8.38%       08/01/66         2,085,275
                                                                                                   --------------
                  Food Products   3.4%
      13,211,000  Land O'Lakes Capital Trust I (b) (h)...............      7.45%       03/15/28        14,300,908
      23,000,000  Land O'Lakes, Inc. (b) (e) (f).....................      8.00%         (a)           23,776,250
      10,000,000  Land O'Lakes, Inc. (b) (h).........................      8.00%         (a)           10,200,000
                                                                                                   --------------
                                                                                                       48,277,158
                                                                                                   --------------
                  Independent Power and Renewable Electricity
                     Producers   1.7%
      12,150,000  AES Gener S.A. (d).................................      8.38%       12/18/73        12,696,750
       9,850,000  AES Gener S.A. (d) (h).............................      8.38%       12/18/73        10,293,250
                                                                                                   --------------
                                                                                                       22,990,000
                                                                                                   --------------
                  Industrial Conglomerates   1.1%
      15,000,000  General Electric Co., Series D (b) (d).............      5.00%         (a)           15,600,000
                                                                                                   --------------
                  Insurance   33.6%
       2,500,000  Aegon N.V. (c).....................................      1.74%         (a)            1,552,378
       9,600,000  AG Insurance S.A./N.V. (b) (d).....................      6.75%         (a)           10,311,792
      25,320,000  American International Group, Inc. (b) (d).........      8.18%       05/15/58        31,903,200
      40,000,000  Aquarius + Investments PLC for Swiss Reinsurance
                     Co., Ltd. (b) (d)...............................      8.25%         (a)           43,711,800
      30,000,000  Assured Guaranty Municipal Holdings,
                     Inc. (d) (h)....................................      6.40%       12/15/66        20,700,000
      27,000,000  Aviva PLC (b)......................................      8.25%         (a)           29,176,767
      32,000,000  Catlin Insurance Co., Ltd. (d) (h).................      7.25%         (a)           22,496,000
       2,050,000  Cloverie PLC Zurich Insurance Co., Ltd. (d)........      8.25%         (a)            2,266,601
      10,600,000  CNP Assurances (b) (d).............................      6.88%         (a)           11,557,095
      10,600,000  CNP Assurances (b) (d).............................      7.50%         (a)           11,674,003
      12,500,000  Dai-Ichi Life Insurance Co., Ltd.
                     (The) (b) (d) (h)...............................      7.25%         (a)           14,945,312
      27,375,000  Friends Life Holdings PLC (b) (d)..................      7.88%         (a)           30,112,965
      11,782,000  Hartford Financial Services Group, Inc. (b) (d)....      8.13%       06/15/38        12,754,015
      24,016,000  La Mondiale SAM (b) (d)............................      7.63%         (a)           25,833,891
      14,000,000  Liberty Mutual Group, Inc. (b) (d) (h).............      7.00%       03/15/37        12,355,000
       5,492,000  Liberty Mutual Group, Inc. (b) (h).................      7.80%       03/15/37         6,013,740
       2,000,000  Liberty Mutual Group, Inc. (b) (d).................     10.75%       06/15/58         2,925,000
      15,000,000  Metlife Capital Trust X (b) (h)....................      9.25%       04/08/38        20,512,500
      17,180,000  Metlife, Inc. (b)..................................     10.75%       08/01/39        26,242,450


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Insurance (Continued)
$     20,000,000  Mitsui Sumitomo Insurance Co., Ltd. (b) (d) (h)....      7.00%       03/15/72    $   23,825,000
       3,000,000  Nationwide Financial Services Capital
                     Trust (b) (e)...................................      7.90%       03/01/37         3,424,722
      19,700,000  Nationwide Financial Services, Inc. (b)............      6.75%       05/15/37        20,044,750
       6,825,000  Prudential Financial, Inc. (b) (d).................      8.88%       06/15/38         7,558,688
      22,000,000  QBE Capital Funding III Ltd. (b) (d) (h)...........      7.25%       05/24/41        24,117,280
      20,250,000  QBE Insurance Group Ltd. (b) (d)...................      6.75%       12/02/44        21,819,375
      25,000,000  Sirius International Group Ltd. (b) (d) (e) (f)....      7.51%         (a)           24,625,000
       6,800,000  Stancorp Financial Group, Inc. (b) (d).............      6.90%       06/01/67         5,202,000
                                                                                                   --------------
                                                                                                      467,661,324
                                                                                                   --------------
                  Metals & Mining   0.8%
      10,500,000  BHP Billiton Finance USA Ltd. (b) (d) (h)..........      6.75%       10/19/75        10,904,250
                                                                                                   --------------
                  Oil, Gas & Consumable Fuels   1.4%
      13,000,000  Enbridge Energy Partners L.P. (d)..................      8.05%       10/01/37         9,230,000
      10,000,000  Enterprise Products Operating LLC,
                     Series B (b) (d)................................      7.03%       01/15/68        10,275,000
                                                                                                   --------------
                                                                                                       19,505,000
                                                                                                   --------------
                  TOTAL CAPITAL PREFERRED SECURITIES............................................    1,369,490,894
                  (Cost $1,413,668,519)                                                            --------------

                  TOTAL INVESTMENTS - 140.8%....................................................    1,962,003,237
                  (Cost $1,992,722,610) (j)

                  OUTSTANDING LOAN - (44.8%)....................................................     (625,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 4.0%.......................................       56,119,324
                                                                                                   --------------
                  NET ASSETS - 100.0%...........................................................   $1,393,122,561
                                                                                                   ==============

-----------------------------

(a)   Perpetual maturity.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2016.

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $519,779,532 or 37.3% of net assets.

(i) This security is a contingent convertible capital security. At April 30, 2016, securities noted as such amounted to $231,407,796 or 11.5% of managed assets. 14.9% of these securities originated in emerging markets, and 85.1% originated in foreign markets.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $38,489,747 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $69,209,120.


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

INTEREST RATE SWAP AGREEMENTS:

   COUNTERPARTY        FLOATING RATE(1)    EXPIRATION DATE    NOTIONAL AMOUNT    FIXED RATE(1)       VALUE
--------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia    1 month LIBOR           1/23/25         $ 165,000,000        1.786%        $ (4,633,673)
                                                               -------------                      ------------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on April 30, 2016 was 0.439%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                        4/30/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities:
   Multi-Utilities................................   $    13,113,987   $            --   $    13,113,987   $            --
   Other industry categories*.....................       425,154,969       425,154,969                --                --
$50 Par Preferred Securities*.....................         1,831,646         1,831,646                --                --
$100 Par Preferred Securities:
   Banks..........................................        50,924,014                --        50,924,014                --
   Consumer Finance ..............................         6,160,000         6,160,000                --                --
$1,000 Par Preferred Securities*..................        95,327,727                --        95,327,727                --
Capital Preferred Securities*.....................     1,369,490,894                --     1,369,490,894                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 1,962,003,237   $   433,146,615   $ 1,528,856,622   $            --
                                                     ===============   ===============   ===============   ===============


                                                       LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED          OBSERVABLE       UNOBSERVABLE
                                                        4/30/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Interest Rate Swaps**.............................   $    (4,633,673)  $            --   $    (4,633,673)  $            --
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of April 30, 2016, the Fund transferred $25 Par Preferred Securities valued at $2,304,517 from Level 2 to Level 1. The preferred security that transferred from Level 2 to Level 1 did so as a result of the preferred security being priced on the primary exchange.


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $1,992,722,610)........................................................................      $  1,962,003,237
Cash............................................................................................            27,919,476
Cash segregated as collateral for open swap contracts...........................................            11,472,589
Prepaid expenses................................................................................                67,216
Receivables:
   Interest.....................................................................................            28,697,849
   Investment securities sold...................................................................            22,173,233
   Dividends....................................................................................             2,568,427
   Tax reclaims.................................................................................                89,019
   Other assets.................................................................................                 2,339
                                                                                                      ----------------
   Total Assets.................................................................................         2,054,993,385
                                                                                                      ----------------

LIABILITIES:
Outstanding Loan................................................................................           625,000,000
Swap contracts, at value........................................................................             4,633,673
Payables:
   Investment securities purchased..............................................................            29,961,556
   Interest and fees due on loan................................................................               657,966
   Investment advisory fees.....................................................................             1,381,395
   Administrative fees..........................................................................               112,345
   Legal fees...................................................................................                42,083
   Custodian fees...............................................................................                32,095
   Audit and tax fees...........................................................................                20,558
   Printing fees................................................................................                16,398
   Trustees' fees and expenses..................................................................                 7,586
   Transfer agent fees..........................................................................                 4,424
   Financial reporting fees.....................................................................                   745
                                                                                                      ----------------
   Total Liabilities............................................................................           661,870,824
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,393,122,561
                                                                                                      ================

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................      $  1,446,884,359
Par value.......................................................................................               607,042
Accumulated net investment income (loss)........................................................             5,649,539
Accumulated net realized gain (loss) on investments, futures and swap contracts.................           (24,665,333)
Net unrealized appreciation (depreciation) on investments and swap contracts....................           (35,353,046)
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,393,122,561
                                                                                                      ================
NET ASSET VALUE, per share......................................................................      $          22.95
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).........................................................................            60,704,189
                                                                                                      ================


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest........................................................................................      $     50,759,973
Dividends.......................................................................................            20,319,297
Other...........................................................................................                 9,473
                                                                                                      ----------------
   Total investment income......................................................................            71,088,743
                                                                                                      ----------------

EXPENSES:
Investment advisory fees........................................................................             8,527,756
Interest and fees on loan.......................................................................             3,534,648
Administrative fees.............................................................................               335,281
Excise tax expense..............................................................................               257,333
Printing fees...................................................................................               105,480
Custodian fees..................................................................................                88,185
Legal fees......................................................................................                44,865
Audit and tax fees..............................................................................                16,509
Trustees' fees and expenses.....................................................................                12,863
Transfer agent fees.............................................................................                10,431
Financial reporting fees........................................................................                 4,599
Other...........................................................................................                25,222
                                                                                                      ----------------
   Total expenses...............................................................................            12,963,172
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)....................................................................            58,125,571
                                                                                                      ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................               465,731
   Swap Contracts...............................................................................            (1,214,524)
                                                                                                      ----------------
                                                                                                              (748,793)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................           (37,890,333)
   Swap contracts...............................................................................            (5,537,846)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation)............................................           (43,428,179)
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................           (44,176,972)
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................      $     13,948,599
                                                                                                      ================


Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        FOR THE
                                                                                       SIX MONTHS          FOR THE
                                                                                         ENDED               YEAR
                                                                                       4/30/2016            ENDED
                                                                                      (UNAUDITED)         10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss)......................................................   $   58,125,571     $  118,894,137
Net realized gain (loss)..........................................................         (748,793)       (13,571,457)
Net change in unrealized appreciation (depreciation)..............................      (43,428,179)       (21,627,325)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations...................       13,948,599         83,695,355
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................      (59,186,584)      (127,934,078)
                                                                                     --------------     --------------
Total distributions to shareholders...............................................      (59,186,584)      (127,934,078)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Offering costs....................................................................               --            109,603
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from shareholder transactions.....               --            109,603
                                                                                     --------------     --------------
Total increase (decrease) in net assets...........................................      (45,237,985)       (44,129,120)

NET ASSETS:
Beginning of period...............................................................    1,438,360,546      1,482,489,666
                                                                                     --------------     --------------
End of period.....................................................................   $1,393,122,561     $1,438,360,546
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period.........................   $    5,649,539     $    6,710,552
                                                                                     ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...........................................       60,704,189         60,704,189
                                                                                     --------------     --------------
Shares outstanding, end of period.................................................       60,704,189         60,704,189
                                                                                     ==============     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................   $   13,948,599
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.....................................................     (436,120,870)
     Sales, maturities and paydowns of investments................................      474,124,667
     Net amortization/accretion of premium/discount on investments................          551,750
     Net realized gain/loss on investments........................................         (465,731)
     Net change in unrealized appreciation/depreciation on investments............       37,890,333
     Net change in unrealized appreciation/depreciation on swap contracts.........        5,537,846
     Increase in cash segregated as collateral for open swap contracts............       (5,278,091)
Changes in assets and liabilities:
     Increase in interest receivable..............................................       (3,234,355)
     Increase in dividends receivable.............................................         (363,428)
     Decrease in tax reclaim receivable...........................................          172,825
     Increase in prepaid expenses.................................................          (39,910)
     Decrease in other assets.....................................................           14,410
     Increase in interest and fees on loan payable................................          114,389
     Decrease in investment advisory fees payable.................................         (112,447)
     Decrease in audit and tax fees payable.......................................          (12,642)
     Increase in legal fees payable...............................................           37,416
     Decrease in printing fees payable............................................          (50,834)
     Decrease in administrative fees payable......................................         (232,999)
     Decrease in custodian fees payable...........................................          (66,127)
     Increase in transfer agent fees payable......................................            2,920
     Increase in Trustees' fees and expenses payable..............................            4,883
     Decrease in financial reporting fees payable.................................              (26)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                      $   86,422,578
                                                                                                        --------------

Cash flows from financing activities:
     Distributions to Common Shareholders from net investment income..............      (59,186,584)
     Proceeds from borrowings.....................................................       25,000,000
     Repayment of borrowing.......................................................      (45,000,000)
                                                                                     --------------
CASH USED BY FINANCING ACTIVITIES.................................................                         (79,186,584)
                                                                                                        --------------
Increase in cash..................................................................                           7,235,994
Cash at beginning of period.......................................................                          20,683,482
                                                                                                        --------------
Cash at end of period.............................................................                      $   27,919,476
                                                                                                        ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                      $    3,420,259
                                                                                                        ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS                                        FOR THE PERIOD
                                                      ENDED            YEAR ENDED OCTOBER 31,        5/23/2013 (a)
                                                    4/30/2016      ------------------------------       THROUGH
                                                   (UNAUDITED)         2015             2014           10/31/2013
                                                  -------------    -------------    -------------    -------------
Net asset value, beginning of period............   $     23.69      $     24.42      $     23.51      $     23.88 (b)
                                                   -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................          0.96             1.96             1.85             0.70
Net realized and unrealized gain (loss).........         (0.72)           (0.58)            0.97            (0.64)
                                                   -----------      -----------      -----------      -----------
Total from investment operations................          0.24             1.38             2.82             0.06
                                                   -----------      -----------      -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................         (0.98)           (2.11)           (1.91)           (0.46)
                                                   -----------      -----------      -----------      -----------
Common Shares offering costs charged to
   paid-in capital..............................            --             0.00 (c)           --            (0.03)
                                                   -----------      -----------      -----------      -----------
Capital reduction resulting from issuance of
   common shares................................            --               --               --             0.06
                                                   -----------      -----------      -----------      -----------
Net asset value, end of period..................   $     22.95      $     23.69      $     24.42      $     23.51
                                                   ===========      ===========      ===========      ===========
Market value, end of period.....................   $     23.02      $     21.95      $     21.94      $     21.01
                                                   ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (d).......          1.35%            6.68%           13.37%            0.60%
                                                   ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON MARKET VALUE (d)..........          9.71%           10.02%           13.98%          (14.13)%
                                                   ===========      ===========      ===========      ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $ 1,393,123      $ 1,438,361      $ 1,482,490      $ 1,427,164
Ratio of total expenses to average net assets...          1.87% (e)        1.76%            1.69%            1.53% (e)
Ratio of net expenses to average net assets
   excluding interest expense...................          1.36% (e)        1.34%            1.33%            1.24% (e)
Ratio of net investment income (loss) to average
   net assets...................................          8.40% (e)        8.15%            7.66%            7.01% (e)
Portfolio turnover rate.........................            23%              48%              62%              11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $   625,000      $   645,000      $   665,000      $   584,000
Asset coverage per $1,000 of indebtedness (f)...   $     3,229      $     3,230      $     3,229      $     3,444

-----------------------------

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c)   Amount represents less than $0.01 per share.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid, and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq National Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value.

As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2016, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                         PAR                                               % OF
                                      ACQUISITION      AMOUNT/     CURRENT      CARRYING                   NET
SECURITY                                 DATE          SHARES       PRICE         COST         VALUE      ASSETS
----------------------------------  ---------------  -----------  ----------  ------------  ------------  ------
Centaur Funding Corp., 9.08%,
   04/21/20                         5/29/13-5/31/13       16,000  $ 1,193.75  $ 20,528,750 $  19,100,000   1.37%
Sovereign Real Estate Investment
   Trust, 12.00%                    6/11/13-3/22/16       15,364    1,223.75    20,231,885    18,801,695   1.35
AgStar Financial Services ACA,
   6.75%                            5/29/13-7/31/15       12,000    1,112.44    12,105,000    13,349,250   0.96
Pitney Bowes International
   Holdings Inc., Series F, 6.13%       6/27/13            4,000    1,015.31     3,935,000     4,061,250   0.29
Sirius International Group, Ltd.,
   7.51%                            8/06/14-4/24/15  $25,000,000       98.50    26,480,164    24,625,000   1.77
Land O'Lakes Inc., 8.00%            7/9/15-3/18/16   $23,000,000      103.38    23,032,500    23,776,250   1.71
                                                                              ----------------------------------
                                                                              $106,313,299  $103,713,445   7.45%
                                                                              ==================================

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or variation margin receivable" on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts as of April 30, 2016.

E. SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payments received or made by the Fund for interest rate swaps are recorded in the Statement of Operations as "Net realized gain (loss) on swap contracts." When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds form (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at April 30, 2016 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at April 30, 2016. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Cash segregated as collateral for open swap contracts in the amount of $11,472,589 is shown on the Statement of Assets and Liabilities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2015, was as follows:

Distributions paid from:
Ordinary income...............................  $   127,934,078

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.................  $     5,139,718
Undistributed capital gains...................               --
                                                ---------------
Total undistributed earnings..................        5,139,718
Accumulated capital and other losses..........      (21,641,950)
Net unrealized appreciation (depreciation)....        7,371,377
                                                ---------------
Total accumulated earnings (losses)...........       (9,130,855)
Other.........................................               --
Paid in Capita................................    1,447,491,401
                                                ---------------
Net Assets....................................  $ 1,438,360,546
                                                ===============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had capital loss carryforward for federal income tax purposes of $21,641,950.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES

The Fund will pay all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2013. During the fiscal year ended October 31, 2015, it was determined that actual offering costs were less than the estimated offering costs by $109,063. Therefore, paid-in-capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statement of Changes in Net Assets.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare, Inc. is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each Fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid additional annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the Fund was $457,741,199 and $491,833,922, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                      ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                          -----------------------------------------   --------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND        FAIR       STATEMENT OF ASSETS AND       FAIR
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION          VALUE        LIABILITIES LOCATION        VALUE
------------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Interest Rate Swap
   Agreement         Interest Rate Risk   Swap Contracts, at Value      $        --   Swap Contracts, at Value   $ 4,633,673

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
------------------------------------------------------------------------------------------
INTEREST RATE RISK
Net realized gain (loss) on swap  contracts.................................  $ (1,214,524)
Net change in unrealized appreciation (depreciation) on swap contracts......    (5,537,846)

The average volume of interest rate swaps was $165,000,000 for the six months ended April 30, 2016.

The Fund does not have the right to offset financial assets and financial liabilities related to swap contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2015 and April 30, 2016 was $626,236,264 with a weighted average interest rate of 1.13%. As of April 30, 2016, the Fund had outstanding borrowings of $625,000,000 under this committed facility agreement. The high and low annual interest rates for the six months ended April 30, 2016, were 1.19% and 0.90%, respectively. The interest rate at April 30, 2016, was 1.19%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 19, 2016, the Fund declared a dividend of $0.1625 per share to Common Shareholders of record on June 3, 2016, payable June 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 50,947,217, the number of votes against Mr. Bowen was 900,637, and the number of broker non-votes was 8,856,335. The number of votes cast in favor of Mr. Nielson was 50,924,726, the number of votes against Mr. Nielson was 923,128, and the number of broker non-votes was 8,856,335. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2016 (UNAUDITED)


FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

Contingent convertible securities ("CoCos") provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high yield securities (a.k.a. "junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in credit worthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may also invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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


ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
              ---------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  June 20, 2016
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  June 20, 2016
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  June 20, 2016
     -----------------

* Print the name and title of each signing officer under his or her signature.